UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                        Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2004, Minerals Technologies Inc. (the "Company") issued a press release announcing that Robert S. Wetherbee has resigned as the Company's President and Chief Executive Officer and that Joseph C. Muscari, the Company's Executive Chairman, will resume the duties of Chairman and Chief Executive Officer. Mr. Wetherbee's resignation as Chief Executive Officer is effective immediately and he will depart from the Company on March 31, 2014.
The Company also announced the appointment of D.J. Monagle, Senior Vice President and Managing Director of the Paper PCC business unit, to the new position of Chief Operating Officer of the Company.
Mr. Muscari, 67, has served as the Company's Executive Chairman since March 2013. Before that, he was the Company's Chairman and Chief Executive Officer since March 2007. He has served as a member of the Board of Directors since 2005. Mr. Monagle, 51, was elected Senior Vice President and Managing Director, Paper PCC, effective October 2008.  In November 2007, he was appointed Vice President and Managing Director - Performance Minerals. He joined the Company in January of 2003 and held positions of increasing responsibility including Vice President, Americas, Paper PCC and Global Marketing Director, Paper PCC.  Additional information regarding Mr. Muscari's and Mr. Monagle's previous business experience is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, under "Item 10 - Directors, Executive Officers and Corporate Governance", and is incorporated herein by reference.
There are no family relationships between Mr. Muscari or Mr. Monagle and any director or executive officer of the Company, and neither Mr. Muscari nor Mr. Monagle has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company's press release announcing Mr. Wetherbee's resignation and Mr. Muscari's and Mr. Monagle's appointment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits

		99.1	Press Release dated February 27, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel, Human Resources and Secretary, Chief Compliance Officer

Date: February 28, 2014

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

99.1	Press Release dated February 27, 2014